UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

AMENDMENT NO. 1
TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

Tap Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53400
(Commission File Number)

20-5886006
 (IRS Employer Identification No.)

Freonstraat 29
Paramaribo
Republic of Suriname
 (Address of principal executive offices)(Zip Code)

+597-883-6954
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 23, 2014, De Joya Griffith, LLC (“De Joya Griffith”), notified Tap Resources, Inc., a Nevada corporation (the “Company”), that De Joya Griffith had resigned as the independent registered public accounting firm of the Company effective May 23, 2014.

The reports of De Joya Griffith regarding the Company’s balance sheet as of November 30, 2013 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from April 27, 2012 (inception) through November 30, 2013, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of De Joya Griffith, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern. De Joya Grifith’s report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles and also describe the nature of each such adverse opinion, disclaimer of opinion, modification, or qualification.

From the period as of, and from, April 27, 2012 (inception) through November 30, 2013, and during the subsequent interim period through the date of resignation, the Company had no disagreement with De Joya Griffith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of De Joya Griffith, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from April 27, 2012 (inception) through November 30, 2013. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided De Joya Griffith a copy of the above disclosures and requested De Joya Griffith to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. De Joya Griffith’s response is attached as Exhibit 16.3 to this Current Report on Form 8-K.

The Company is currently seeking a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits:

Exhibit	Description

16.1	Letter dated May 23, 2014 from De Joya Griffith, LLC (1)

16.2	Letter dated May 28, 2014 from De Joya Griffith, LLC (1)

16.3	Letter dated June 5, 2014 from De Joya Griffith, LLC
_______________
(1) Incorporated by reference to the Registrant’s Form 8-K (File No. 000-53400), filed with the Commission on May 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tap Resources, Inc.
(Registrant)

Date: June 6, 2014	By:	/s/ Andrew Aird
	Name:	Andrew Aird
	Title:	President

EXHIBIT INDEX

Exhibit	Description

16.1	Letter dated May 23, 2014 from De Joya Griffith, LLC (1)

16.2	Letter dated May 28, 2014 from De Joya Griffith, LLC (1)

16.3	Letter dated June 5, 2014 from De Joya Griffith, LLC
_______________
(1) Incorporated by reference to the Registrant’s Form 8-K (File No. 000-53400), filed with the Commission on May 28, 2014.